THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                 JUNE 10, 2014


                             LSV VALUE EQUITY FUND

                       INSTITUTIONAL CLASS SHARES: LSVEX


                          INVESTOR CLASS SHARES: LVAEX


                              INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                 PAGE
FUND SUMMARY ....................................................  1
     INVESTMENT OBJECTIVE .......................................  1
     FUND FEES AND EXPENSES .....................................  1
     PRINCIPAL INVESTMENT STRATEGIES ............................  2
     PRINCIPAL RISKS ............................................  2
     PERFORMANCE INFORMATION ....................................  3
     INVESTMENT ADVISER .........................................  4
     PORTFOLIO MANAGERS .........................................  4
     PURCHASE AND SALE OF FUND SHARES ...........................  4
     TAX INFORMATION ............................................  4
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
     INTERMEDIARIES .............................................  5
MORE INFORMATION ABOUT RISK .....................................  6
MORE INFORMATION ABOUT FUND INVESTMENTS .........................  6
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................  7
MORE INFORMATION ABOUT THE INVESTMENT ADVISER ...................  7
PORTFOLIO MANAGERS ..............................................  7
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..................  8
OTHER POLICIES ..................................................  15
DISTRIBUTION OF FUND SHARES .....................................  17
SHAREHOLDER SERVICING ARRANGEMENTS ..............................  17
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................  18
DIVIDENDS AND DISTRIBUTIONS .....................................  18
TAXES ...........................................................  18
FINANCIAL HIGHLIGHTS ............................................  20
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ...................  Back Cover

LSV VALUE EQUITY FUND

INVESTMENT OBJECTIVE

The LSV Value Equity Fund's (the "Fund") investment objective is long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                               INSTITUTIONAL      INVESTOR CLASS
                                                CLASS SHARES          SHARES
Management Fees                                     0.55%              0.55%
12b-1 Fees                                          None               0.25%
Other Expenses(1)                                   0.13%              0.13%
                                                    -----              -----
Total Annual Fund Operating Expenses(1)             0.68%              0.93%

(1) Other Expenses have been restated to reflect the current expenses of the Fund. Therefore, the Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratios in the Fund's Financial Highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR      3 YEARS      5 YEARS      10 YEARS

     INSTITUTIONAL       $69         $218          $379          $847
     CLASS SHARES

     INVESTOR            $95         $296          $515        $1,143
     CLASS SHARES

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the fund invests are mainly common stocks. Although the Fund may invest in securities of companies of any size, the Fund generally invests in companies with market capitalizations of $1 billion or more at the time of purchase.


In selecting securities for the Fund, the Adviser focuses on companies whose securities, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company's earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations.


The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Since the Fund pursues a "value style" of investing, if the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year for the past ten years and by showing how the Fund's Institutional Class Shares' average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

                              2004         18.66%
                              2005         10.53%
                              2006         21.93%
                              2007         (2.73)%
                              2008        (39.21)%
                              2009         23.53%
                              2010         13.25%
                              2011         (1.90)%
                              2012         20.31%
                              2013         42.88%

                         BEST QUARTER      WORST QUARTER
                            18.63%            (23.06)%
                         (09/30/2009)      (12/31/2008)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013


This table compares the Fund's Institutional Class Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index. The Fund's Investor Class Shares are new, and therefore do not have performance history for a full calendar year. Accordingly, the Fund's Investor Class Shares' performance information is not presented in the table. The Investor Class Shares would have substantially similar performance as the Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Investor Class Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Investor Class Shares would be lower than those of the Institutional Class Shares.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

LSV VALUE EQUITY FUND                          1 YEAR      5 YEARS      10 YEARS      SINCE INCEPTION (3/31/1999)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                      42.88%      18.73%         8.36%                   8.23%
FUND RETURNS AFTER TAXES ON                    42.38%      18.36%         7.84%                   7.70%
DISTRIBUTIONS
FUND RETURNS AFTER TAXES ON                    24.68%      15.29%         6.87%                   6.83%
DISTRIBUTIONS AND SALE OF FUND SHARES
RUSSELL 1000 VALUE INDEX RETURN (REFLECTS      32.53%      16.67%         7.58%                   6.23%
NO DEDUCTION FOR FEES, EXPENSES, OR
TAXES)

INVESTMENT ADVISER

LSV Asset Management

PORTFOLIO MANAGERS

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since 1999.

Menno Vermeulen, CFA, Partner, has managed the Fund since 1999.

Puneet Mansharamani, CFA, Partner, has managed the Fund since 2006.


Greg Sleight, Partner, has managed the Fund since 2014.

Guy  Lakonishok, CFA, Partner, has managed the Fund since 2014.


PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for individual retirement accounts ("IRAs"). To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


Equity securities include common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, as well as shares of exchange-traded funds that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund's investment objective is long-term growth of capital. The investment objective may not be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in the Statement of Additional Information ("SAI"). For information on how to obtain a copy of the SAI, see the back cover of this prospectus. For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts.
 However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER


Formed in 1994 as a Delaware general partnership, LSV Asset Management provides active, quantitative value equity management through the application of proprietary models. The Adviser's general partners include officers and employees of the Adviser who collectively own a majority of the Adviser and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of April 30, 2014, the Adviser had approximately $84.3 billion in assets under management. The Adviser's principal place of business is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.55% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2013, the Fund paid 0.55% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated April 30, 2014, which covers the period from November 1, 2013 to April 30, 2014.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 37 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 22 years of investment and research experience.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 15 years of investment experience.


Greg Sleight, has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014. He has more than 8 years of investment experience.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014. He has more than 13 years of investment experience.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares and Investor Class Shares of the Fund.

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

------------------------------------------------------------------------------------------------------------------------------------
CLASS NAME               ELIGIBLE INVESTORS                         INVESTMENT MINIMUMS                     FEES
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Primarily institutional investors and      Initial -- $100,000 (including for      No 12b-1 Fee.
                         individual investors who meet the          IRAs)
                         initial investment minimum
                                                                    Subsequent -- None
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Primarily individual investors             Initial -- $1,000 (including for        0.25% 12b-1 Fee.
                                                                    IRAs)

                                                                    Subsequent -- None
------------------------------------------------------------------------------------------------------------------------------------

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest By Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund's name and the share class. Make your check payable to "LSV Value Equity Fund."

REGULAR MAIL ADDRESS

LSV Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

LSV Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, first call 1-888-FUND-LSV (1-888-386-3578) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, your account number and the share class).

WIRING INSTRUCTIONS

UMB Bank, NA
ABA #101000695
LSV Funds
DDA Account #9870523965
Ref: Fund name/account name/account number/share class

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.



FUND NAME                         TICKER SYMBOL        CUSIP      FUND CODE
LSV Value Equity Fund
Institutional Class Shares            LSVEX         00758M634       1500
Investor Class Shares                 LVAEX         00769G337       4500


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature

Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-FUND-LSV for more information.

The sale price of each share will be the NAV next determined after the Fund receives your request.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

LSV Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

LSV Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-888-FUND-LSV to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $500,000 for Institutional Class Shares or $5,000 for Investor Class Shares, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

HOW TO EXCHANGE FUND SHARES


At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund or Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of the share class you are converting, and provided that you meet the eligibility requirements applicable to investing in such share class, as set forth in the prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.


RECEIVING YOUR MONEY

NORMALLY, THE FUND WILL SEND YOUR SALE PROCEEDS WITHIN SEVEN DAYS AFTER THE FUND RECEIVES YOUR REQUEST. YOUR PROCEEDS CAN BE SENT TO YOUR BANK ACCOUNT VIA WIRE (MAY BE SUBJECT TO A $10 FEE) OR ACH, OR SENT TO YOU BY CHECK. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 with respect to Institutional Class Shares and $1,000 with respect to Investor Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirements in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund invests in small- or mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual 12b-1 fee for Investor Class Shares of the Fund is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

The Adviser compensates financial intermediaries for providing a variety of services to shareholders. Financial intermediaries may include unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries are paid for providing these services.

The Adviser pays financial intermediaries a fee that is based on the number of the intermediary's accounts that hold shares of the Fund. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees; they are paid by the Adviser, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments to certain unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year based on the number of accounts holding shares of the Fund and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including distributions of net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.


Because the Fund's Investor Class Shares are new, financial highlights are not available.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR FOR THE YEARS ENDED OCTOBER 31,


                                     REALIZED
                                       AND
           NET ASSET               UNREALIZED                  DIVIDENDS    DISTRIBUTIONS       TOTAL
             VALUE         NET        GAINS          TOTAL     FROM NET         FROM          DIVIDENDS
           BEGINNING   INVESTMENT      ON            FROM      INVESTMENT     REALIZED           AND
            OF YEAR     INCOME(1)   INVESTMENTS   OPERATIONS     INCOME        GAIN         DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
LSV VALUE EQUITY FUND -- INSTITUTIONAL CLASS SHARES

2013        $15.13       $0.31        $5.28         $5.59        $(0.33)        $--            $(0.33)
2012         13.14        0.27         2.00          2.27         (0.28)         --             (0.28)
2011         12.95        0.21         0.19          0.40         (0.21)         --             (0.21)
2010         11.66        0.25         1.32          1.57         (0.28)         --             (0.28)
2009         10.87        0.26         0.91          1.17         (0.38)         --             (0.38)




                                            RATIO OF     RATIO OF
              NET                           EXPENSES        NET
             ASSET             NET ASSETS       TO       INVESTMENT
             VALUE                END OF     AVERAGE     INCOME TO    PORTFOLIO
              END       TOTAL      YEAR        NET        AVERAGE     TURNOVER
            OF YEAR   RETURN+      (000)      ASSETS     NET ASSETS     RATE
--------------------------------------------------------------------------------
LSV VALUE EQUITY FUND -- INSTITUTIONAL CLASS SHARES

2013        $20.39    37.71%    $1,302,614    0.65%        1.77%         13%
2012         15.13    17.64        993,106    0.66         1.96          10
2011         13.14     3.05      1,448,069    0.64         1.52          19
2010         12.95    13.62      1,807,315    0.63         1.98          24
2009         11.66    11.38      1,592,705    0.65         2.56          27


+ Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share calculations were performed using average shares for the period.

Amounts designated as "--" are $0, or have been rounded to $0

                        THE ADVISORS' INNER CIRCLE FUND

                                   LSV FUNDS

INVESTMENT ADVISER

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, Illinois 60606

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated June 10, 2014, includes detailed information about the Advisors' Inner Circle Fund and the LSV Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:      1-888-FUND-LSV (1-888-386-3578)

BY MAIL:           LSV Funds
                   P.O. Box 219009
                   Kansas City, Missouri 64121-9009

BY INTERNET:       www.lsvasset.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
                              publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-06400.


                                                                 LSV-PS-001-1800

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                 JUNE 10, 2014


                       LSV CONSERVATIVE VALUE EQUITY FUND

                       INSTITUTIONAL CLASS SHARES: LSVVX


                          INVESTOR CLASS SHARES: LVAVX


                              INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                 PAGE
FUND SUMMARY ....................................................  1
     INVESTMENT OBJECTIVE .......................................  1
     FUND FEES AND EXPENSES .....................................  1
     PRINCIPAL INVESTMENT STRATEGIES ............................  2
     PRINCIPAL RISKS ............................................  2
     PERFORMANCE INFORMATION ....................................  3
     INVESTMENT ADVISER .........................................  4
     PORTFOLIO MANAGERS .........................................  4
     PURCHASE AND SALE OF FUND SHARES ...........................  4
     TAX INFORMATION ............................................  5
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
     INTERMEDIARIES .............................................  5
MORE INFORMATION ABOUT RISK .....................................  6
MORE INFORMATION ABOUT FUND INVESTMENTS .........................  6
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................  7
MORE INFORMATION ABOUT THE INVESTMENT ADVISER ...................  7
PORTFOLIO MANAGERS ..............................................  7
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..................  8
OTHER POLICIES ..................................................  15
DISTRIBUTION OF FUND SHARES .....................................  17
SHAREHOLDER SERVICING ARRANGEMENTS ..............................  17
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................  18
DIVIDENDS AND DISTRIBUTIONS .....................................  18
TAXES ...........................................................  18
FINANCIAL HIGHLIGHTS ............................................  20
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ...................  Back Cover

LSV CONSERVATIVE VALUE EQUITY FUND

INVESTMENT OBJECTIVE

The LSV Conservative Value Equity Fund's (the "Fund") investment objective is long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                      INSTITUTIONAL    INVESTOR
                                                          CLASS         CLASS
                                                         SHARES         SHARES
--------------------------------------------------------------------------------
Management Fees                                           0.38%         0.38%
12b-1 Fees                                                None          0.25%
Other Expenses(1)                                         0.19%         0.19%
                                                         -------       -------
Total Annual Fund Operating Expenses(1)                   0.57%         0.82%
Less Fee Waivers and/or Expense Reimbursements           (0.22)%       (0.22)%
                                                         -------       -------
Total Annual Fund Operating Expenses after Fee Waivers    0.35%         0.60%
and/or Expense Reimbursements(1,2)

(1) Other Expenses have been restated to reflect the current expenses of the Fund. Therefore, the Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratios in the Fund's Financial Highlights.

(2) LSV Asset Management ("LSV" or the "Adviser") has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.35% and 0.60% of the Fund's Institutional Class and Investor Class Shares' average daily net assets, respectively, until February 29, 2016. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 YEAR      3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL               $36         $143          $280           $676
CLASS SHARES
INVESTOR CLASS              $61         $223          $417           $977
SHARES

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are mainly common stocks. Although the Fund may invest in securities of companies of any size, the Fund generally invests in companies with market capitalizations of $1 billion or more at the time of purchase.


In selecting securities for the Fund, the Adviser focuses on companies whose securities, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company's earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations.

The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls. The Adviser manages the Fund conservatively relative to the LSV Value Equity Fund by further restricting the investment model with respect to (1) industry and sector allocations and (2) security weightings relative to the Russell 1000[R] Value Index benchmark.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the

Fund. Although the Fund is managed conservatively, as discussed above, the Fund will be subject to the same degree of volatility as its benchmark, which has been high over various historical periods.

The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


Since the Fund pursues a "value style" of investing, if the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's Institutional Class Shares' average annual returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

                            2008                 (36.79)%
                            2009                  19.20%
                            2010                  13.68%
                            2011                  (1.48)%
                            2012                  16.97%
                            2013                  38.80%

                       BEST QUARTER            WORST QUARTER
                          17.50%                  (20.84)%
                       (06/30/2009)            (12/31/2008)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's Institutional Class Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index. The Fund's Investor Class Shares are new, and therefore do not have performance history for a full calendar year. Accordingly, the Fund's Investor Class Shares' performance information is not presented in the table.


The Investor Class Shares would have substantially similar performance as the Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Investor Class Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Investor Class Shares would be lower than those of the Institutional Class Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE INCEPTION
LSV CONSERVATIVE VALUE EQUITY FUND               1 YEAR    5 YEARS       (3/30/2007)
--------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                        38.80%     16.73%          4.10%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS        38.18%     16.31%          3.71%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND    22.46%     13.60%          3.21%
  SALE OF FUND SHARES
RUSSELL 1000 VALUE INDEX RETURN (REFLECTS NO     32.53%     16.67%          4.50%(1)
  DEDUCTION FOR FEES, EXPENSES, OR TAXES)

(1)  Index return is shown from 03/31/2007.

INVESTMENT ADVISER

LSV Asset Management

PORTFOLIO MANAGERS

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since 2007.

Menno Vermeulen, CFA, Partner, has managed the Fund since 2007.

Puneet Mansharamani, CFA, Partner, has managed the Fund since 2007.


Greg Sleight, Partner, has managed the Fund since 2014.

Guy Lakonishok, CFA, Partner, has managed the Fund since 2014.


PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for individual retirement accounts ("IRAs"). To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


Equity securities include common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, as well as shares of exchange-traded funds that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund's investment objective is long-term growth of capital. The investment objective may not be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in the Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts.
 However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER


Formed in 1994 as a Delaware general partnership, LSV Asset Management provides active, quantitative value equity management through the application of proprietary models. The Adviser's general partners include officers and employees of the Adviser who collectively own a majority of the Adviser and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of April 30, 2014, the Adviser had approximately $84.3 billion in assets under management. The Adviser's principal place of business is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.38% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.35% and 0.60% of the Fund's Institutional Class and Investor Class Shares' average daily net assets, respectively, until February 29, 2016. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety
(90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. For the fiscal year ended October 31, 2013, the Fund paid 0.21% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated April 30, 2014, which covers the period from November 1, 2013 through April 30, 2014.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 37 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 22 years of investment and research experience.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 15 years of investment experience.


Greg Sleight, has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014. He has more than 8 years of investment experience.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014. He has more than 13 years of investment experience.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares and Investor Class Shares of the Fund.

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

---------------------------------------------------------------------------------------------------------------------
CLASS NAME             ELIGIBLE INVESTORS                      INVESTMENT MINIMUMS                   FEES
---------------------------------------------------------------------------------------------------------------------
Institutional Class    Primarily institutional investors and   Initial -- $100,000 (including for    No 12b-1 Fee.
                       individual investors who meet the       IRAs)
                       initial investment minimum
                                                               Subsequent -- None
---------------------------------------------------------------------------------------------------------------------
Investor Class         Primarily individual investors          Initial -- $1,000 (including for      0.25% 12b-1 Fee.
                                                               IRAs)

                                                               Subsequent -- None
---------------------------------------------------------------------------------------------------------------------

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest By Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund's name and the share class. Make your check payable to "LSV Conservative Value Equity Fund."

REGULAR MAIL ADDRESS

LSV Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

LSV Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, first call 1-888-FUND-LSV (1-888-386-3578) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, your account number and the share class).

WIRING INSTRUCTIONS

UMB Bank, NA
ABA #101000695
LSV Funds
DDA Account #9870523965
Ref: Fund name/account name/account number/share class

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.


FUND NAME                               TICKER SYMBOL      CUSIP       FUND CODE
LSV Conservative Value Equity Fund
Institutional Class Shares                 LSVVX         0075W0676       1502
Investor Class Shares                      LVAVX         00769G 345      4502


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the

Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-FUND-LSV for more information.

The sale price of each share will be the NAV next determined after the Fund receives your request.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

LSV Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

LSV Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-888-FUND-LSV to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $500,000 for Institutional Class Shares or $5,000 for Investor Class Shares, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

HOW TO EXCHANGE FUND SHARES


At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund or Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of the share class you are converting, and provided that you meet the eligibility requirements applicable to investing in such share class, as set forth in the prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.


RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be sent to your bank account via wire (may be subject to a $10 fee) or ACH, or sent to you by check. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 with respect to Institutional Class Shares and $1,000 with respect to Investor Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirements in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual 12b-1 fee for Investor Class Shares of the Fund is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

The Adviser compensates financial intermediaries for providing a variety of services to shareholders. Financial intermediaries may include unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries are paid for providing these services.

The Adviser pays financial intermediaries a fee that is based on the number of the intermediary's accounts that hold shares of the Fund. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees; they are paid by the Adviser, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments to certain unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year based on the number of accounts holding shares of the Fund and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including distributions of net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.


Because the Fund's Investor Class Shares are new, financial highlights are not available.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD FOR THE YEARS ENDED OCTOBER 31,


                                   REALIZED
                                      AND                                                               NET
         NET ASSET                UNREALIZED                DIVIDENDS   DISTRIBUTIONS    TOTAL         ASSET
           VALUE         NET         GAINS                   FROM NET       FROM       DIVIDENDS       VALUE
         BEGINNING   INVESTMENT        ON       TOTAL FROM  INVESTMENT    REALIZED        AND           END        TOTAL
          OF YEAR    INCOME(1)   INVESTMENTS    OPERATIONS    INCOME        GAIN     DISTRIBUTIONS    OF YEAR    RETURN+
---------------------------------------------------------------------------------------------------------------------------
LSV CONSERVATIVE VALUE EQUITY FUND -- INSTITUTIONAL CLASS SHARES

2013       $8.26       $0.21         $2.49         $2.70      $(0.22)      $ --          $(0.22)       $10.74     33.60%
2012        7.30        0.18          0.95          1.13       (0.17)        --           (0.17)         8.26     15.80
2011        7.20        0.10          0.15          0.25       (0.15)        --           (0.15)         7.30      3.44
2010        6.47        0.14          0.74          0.88       (0.15)        --           (0.15)         7.20     13.76
2009        6.25        0.17          0.26          0.43       (0.21)        --           (0.21)         6.47      7.32



                                     RATIO OF     RATIO OF
              NET                    EXPENSES        NET
             ASSETS     RATIO OF    TO AVERAGE   INVESTMENT
             END OF     EXPENSES    NET ASSETS    INCOME TO    PORTFOLIO
              YEAR     TO AVERAGE   (EXCLUDING     AVERAGE     TURNOVER
              (000)    NET ASSETS    WAIVERS)     NET ASSETS     RATE
-------------------------------------------------------------------------
LSV CONSERVATIVE VALUE EQUITY FUND -- INSTITUTIONAL CLASS SHARES

2013        $153,794      0.35%        0.52%         2.25%        15%
2012         124,774      0.35         0.53          2.34         12
2011         166,944      0.35         0.50          2.00         16
2010         198,616      0.35         0.49          2.05         31
2009         172,255      0.35         0.52          2.91         37


+ Total Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total Return would have been lower had the Adviser not waived a portion of its fee.

1    Per share calculations were performed using average shares for the period.


Amounts designated as "--" are $0 or have been rounded to $0.

                        THE ADVISORS' INNER CIRCLE FUND

                                   LSV FUNDS

INVESTMENT ADVISER

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, Illinois 60606

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated June 10, 2014, includes detailed information about the Advisors' Inner Circle Fund and the LSV Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:      1-888-FUND-LSV (1-888-386-3578)

BY MAIL:           LSV Funds
                   P.O. Box 219009
                   Kansas City, Missouri 64121-9009

BY INTERNET:       www.lsvasset.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-06400.


                                                                 LSV-PS-002-0900

                        THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                 JUNE 10, 2014


                            LSV SMALL CAP VALUE FUND

                       INSTITUTIONAL CLASS SHARES: LSVQX

                          INVESTOR CLASS SHARES: LVAQX


                              INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                 PAGE
FUND SUMMARY ....................................................  1
     INVESTMENT OBJECTIVE .......................................  1
     FUND FEES AND EXPENSES .....................................  1
     PRINCIPAL INVESTMENT STRATEGIES ............................  2
     PRINCIPAL RISKS ............................................  2
     PERFORMANCE INFORMATION ....................................  3
     INVESTMENT ADVISER .........................................  3
     PORTFOLIO MANAGERS .........................................  3
     PURCHASE AND SALE OF FUND SHARES ...........................  4
     TAX INFORMATION ............................................  4
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
     INTERMEDIARIES .............................................  4
MORE INFORMATION ABOUT RISK .....................................  5
MORE INFORMATION ABOUT FUND INVESTMENTS .........................  5
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................  6
MORE INFORMATION ABOUT THE INVESTMENT ADVISER ...................  6
PORTFOLIO MANAGERS ..............................................  6
RELATED PERFORMANCE DATA OF THE ADVISER .........................  7
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..................  9
OTHER POLICIES ..................................................  16
DISTRIBUTION OF FUND SHARES .....................................  19
SHAREHOLDER SERVICING ARRANGEMENTS ..............................  19
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................  19
DIVIDENDS AND DISTRIBUTIONS .....................................  20
TAXES ...........................................................  20
FINANCIAL HIGHLIGHTS ............................................  22
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ...................  Back Cover

LSV SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The LSV Small Cap Value Fund's (the "Fund") investment objective is long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                           INSTITUTIONAL    INVESTOR
                                                               CLASS         CLASS
                                                               SHARES        SHARES
------------------------------------------------------------------------------------
Management Fees                                                0.70%          0.70%
12b-1 Fees                                                     None           0.25%
Other Expenses(1)                                              0.67%          0.67%
                                                              ------         ------
Total Annual Fund Operating Expenses(1)                        1.37%          1.62%
Less Fee Waivers and/or Expense Reimbursements                (0.52)%        (0.52)%
                                                              ------         ------
Total Annual Fund Operating Expenses after Fee Waivers         0.85%          1.10%
and/or Expense Reimbursements(1,2)

(1) Other Expenses have been restated to reflect the current expenses of the Fund. Therefore, the Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratios in the Fund's Financial Highlights.

(2) LSV Asset Management ("LSV" or the "Adviser") has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% and 1.10% of the Fund's Institutional Class and Investor Class Shares' average daily net assets, respectively, until February 29, 2016. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL                $87        $342          $661        $1,565
CLASS SHARES
INVESTOR                    $112        $420          $793        $1,843
CLASS SHARES

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period from February 28, 2013 (commencement of Fund operations) to October 31, 2013, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. For purposes of this policy, a small-capitalization company is a company with a market capitalization of less than $2.5 billion, or the highest market capitalization in the Russell 2000[R] Value Index, whichever is greater, at the time of initial purchase. The Fund may also invest, to a lesser extent, in equity securities of companies with larger market capitalizations. The equity securities in which the fund invests are mainly common stocks.

In selecting securities for the Fund, the Adviser focuses on companies whose securities, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company's earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations.

The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may pose additional risk, including liquidity risks, because these companies tend to have limited operating histories, product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


Since the Fund pursues a "value style" of investing, if the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.


PERFORMANCE INFORMATION

The Fund is new, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

LSV Asset Management

PORTFOLIO MANAGERS

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since its inception in 2013.

Menno Vermeulen, CFA, Partner, has managed the Fund since its inception in 2013.

Puneet Mansharamani, CFA, Partner, has managed the Fund since its inception in 2013.


Greg Sleight, Partner, has managed the Fund since 2014.

Guy  Lakonishok, CFA, Partner, has managed the Fund since 2014.

PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for individual retirement accounts ("IRAs"). To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


Equity securities include common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, as well as shares of exchange-traded funds that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund's investment objective is long-term growth of capital. The investment objective may not be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in the Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts.
 However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER


Formed in 1994 as a Delaware general partnership, LSV Asset Management provides active, quantitative value equity management through the application of proprietary models. The Adviser's general partners include officers and employees of the Adviser who collectively own a majority of the Adviser and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of April 30, 2014, the Adviser had approximately $84.3 billion in assets under management. The Adviser's principal place of business is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% and 1.10% of the Fund's Institutional Class and Investor Class Shares' average daily net assets, respectively, until February 29, 2016. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety
(90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. For the fiscal period from February 28, 2013 (commencement of Fund operations) to October 31, 2013, the Fund paid 0.16% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated April 30, 2014, which covers the period from November 1, 2013 to April 30, 2014.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 37 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 22 years of investment and research experience.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 15 years of investment experience.


Greg Sleight, has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014. He has more than 8 years of investment experience.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014. He has more than 13 years of investment experience.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following tables give the related performance of all the actual separate accounts (each, an "Account"), referred to as a "Composite," managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Performance is historical and does not represent the future performance of the Fund or of the Adviser.


The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with U.S. Securities and Exchange Commission ("SEC") standardized performance methodology, the performance results may have been different. The Adviser claims compliance with the Global Investment Performance Standards (GIPS[R]) and has prepared and presented the following in compliance with the GIPS[R] standards. The policies for valuing portfolios, calculating performance, and preparing compliant presentations are available upon request. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All fees and expenses, except custodial fees, if any, were included in the calculations. Securities are valued as of trade-date. Each Account was under management by the Adviser for the entire reporting period in which the Account was included in the Composite. The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.


The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.
THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND

PERFORMANCE INFORMATION FOR THE ADVISER'S SUBSTANTIALLY SIMILAR COMPOSITE(1) (February 1, 1997 through December 31, 2013)



--------------------------------------------------------------------------------
                                        RUSSELL
                                         2000
                                         VALUE
                                        INDEX(2)                        TOTAL
          TOTAL PRE-     TOTAL PRE-  (REFLECTS NO                     ASSETS AT
          TAX RETURN    TAX RETURN   DEDUCTION FOR    NUMBER OF        END OF
           (NET OF       (GROSS OF   FEES, EXPENSES   PORTFOLIOS       PERIOD
YEAR        FEES)          FEES)       OR TAXES)                    ($ MILLIONS)
--------------------------------------------------------------------------------
2013       42.97%         44.04%       34.52%             31           $2,267
--------------------------------------------------------------------------------
2012       15.96%         16.82%       18.05%             34           $1,730
--------------------------------------------------------------------------------
2011       -2.55%         -1.81%       -5.50%             34           $1,421
--------------------------------------------------------------------------------
2010       26.56%         27.49%       24.51%             32           $1,370
--------------------------------------------------------------------------------
2009       32.85%         33.83%       20.55%             31           $1,233
--------------------------------------------------------------------------------
2008      -32.04%        -31.51%      -28.93%             31           $1,015
--------------------------------------------------------------------------------
2007      -13.59%        -12.93%       -9.77%             31           $1,967
--------------------------------------------------------------------------------
2006       18.80%         19.68%       23.48%             32           $2,639
--------------------------------------------------------------------------------
2005        5.27%          6.06%        4.70%             35           $2,595
--------------------------------------------------------------------------------
2004       21.28%         22.18%       22.25%             34           $2,528
--------------------------------------------------------------------------------
2003       47.40%         48.47%       46.02%             34           $2,371
--------------------------------------------------------------------------------
2002       -1.45%         -0.71%      -11.42%             31           $1,548
--------------------------------------------------------------------------------
2001       19.12%         20.00%       14.02%             27           $1,476
--------------------------------------------------------------------------------
2000       26.10%         26.94%       22.82%             26             $967
--------------------------------------------------------------------------------
1999       -5.93%         -5.21%       -1.49%             26             $898
--------------------------------------------------------------------------------
1998       -0.78%         -0.03%       -6.45%             25             $859
--------------------------------------------------------------------------------
1997(3)    36.94%         37.86%       29.79%              8             $225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL PRE-TAX RETURNS (AS OF 12/31/13)
--------------------------------------------------------------------------------
                                  ADVISER'S
                              COMPOSITE RETURNS
--------------------------------------------------------------------------------

    TIME PERIOD          NET OF FEES     GROSS OF FEES            RUSSELL
                                                                   2000
                                                                   VALUE
                                                                  INDEX(2)
                                                               (REFLECTS NO
                                                               DEDUCTION FOR
                                                               FEES, EXPENSES
                                                                 OR TAXES)
--------------------------------------------------------------------------------
      1 Year               42.97%           44.04%              34.52%
--------------------------------------------------------------------------------
      5 Years              22.12%           23.03%              17.63%
--------------------------------------------------------------------------------
     10 Years               9.24%           10.06%               8.60%
--------------------------------------------------------------------------------
Since Inception(3)         11.95%           12.78%               9.91%
--------------------------------------------------------------------------------


(1) Returns include the reinvestment of all income. Net results are calculated using the highest management fee in the Adviser's standard fee schedule (0.75%), or, if higher, the performance-based management fee charged to an Account, and doing so results in performance figures that are no higher than those that would have resulted if the actual fees had been deducted. Returns are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Adviser.

(2) The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of small-cap U.S. companies with lower expected growth values and price-to-book ratios.


(3) Inception date (the initial date of the Composite's performance record) of the Composite is February 1, 1997.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares and Investor Class Shares of the Fund.

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.


-----------------------------------------------------------------------------------------------------------------
CLASS NAME            ELIGIBLE INVESTORS                       INVESTMENT MINIMUMS               FEES
-----------------------------------------------------------------------------------------------------------------
Institutional Class   Primarily institutional investors and    Initial -- $100,000 (including    No 12b-1 Fee.
                      individual investors who meet the        for IRAs)
                      initial investment minimum
                                                               Subsequent -- None
-----------------------------------------------------------------------------------------------------------------
Investor Class        Primarily individual investors           Initial -- $1,000 (including      0.25% 12b-1 Fee.
                                                               for IRAs)

                                                               Subsequent -- None
-----------------------------------------------------------------------------------------------------------------

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest By Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund's name and the share class. Make your check payable to "LSV Small Cap Value Fund."

REGULAR MAIL ADDRESS

LSV Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

LSV Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, first call 1-888-FUND-LSV (1-888-386-3578) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, your account number and the share class).

WIRING INSTRUCTIONS

UMB Bank, NA
ABA #101000695
LSV Funds
DDA Account #9870523965
Ref: Fund name/account name/account number/share class

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.


FUND NAME                       TICKER SYMBOL        CUSIP      FUND CODE
LSV Small Cap Value Fund
Institutional Class Shares          LSVQX         00769G535       1504
Investor Class Shares               LVAQX         00769G329       4504


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-FUND-LSV for more information.

The sale price of each share will be the NAV next determined after the Fund receives your request.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

LSV Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

LSV Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-888-FUND-LSV to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $500,000 for Institutional Class Shares or $5,000 for Investor Class Shares, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

HOW TO EXCHANGE FUND SHARES


At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund or Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of the share class you are converting, and provided that you meet the eligibility requirements applicable to investing in such share class, as set forth in the prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.


RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be sent to your bank account via wire (may be subject to a $10 fee) or ACH, or sent to you by check. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 with respect to Institutional Class Shares and $1,000 with respect to Investor Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirements in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund invests in small-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual 12b-1 fee for Investor Class Shares of the Fund is 0.25% .

SHAREHOLDER SERVICING ARRANGEMENTS

The Adviser compensates financial intermediaries for providing a variety of services to shareholders. Financial intermediaries may include unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries are paid for providing these services.

The Adviser pays financial intermediaries a fee that is based on the number of the intermediary's accounts that hold shares of the Fund. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees; they are paid by the Adviser, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments to certain unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year based on the number of accounts holding shares of the Fund and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including distributions of net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.


Because the Fund's Investor Class Shares are new, financial highlights are not available.

------------------------------------------------------------------------------------------
                                                                  PERIOD ENDED OCTOBER 31,
LSV SMALL CAP VALUE FUND -- INSTITUTIONAL CLASS SHARES                     2013(1)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.00
                                                                           ------
Income from Investment Operations:
  Net Investment Income*                                                     0.11
  Realized and Unrealized Gains on Investments                               2.19
                                                                           ------
     Total From Operations                                                   2.30
                                                                           ------
Net Asset Value, End of Period                                             $12.30
                                                                           ======
Total Return+                                                               23.00%
                                                                           =======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)                                    $24,894
  Ratio of Expenses to Average Net Assets                                    0.85%
  Ratio of Expenses to Average Net Assets (Excluding Waivers)                1.39%
  Ratio of Net Investment Income to Average Net Assets                       1.50%
  Portfolio Turnover Rate++                                                    31%

(1) The Fund commenced operations on February 28, 2013. All ratios for the period have been annualized.

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee.

++ Portfolio turnover rate is for the period indicated and has not been annualized.

*    Per share calculations were performed using average shares for the period.

                        THE ADVISORS' INNER CIRCLE FUND

                                   LSV FUNDS

INVESTMENT ADVISER

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, Illinois 60606

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated June 10, 2014, includes detailed information about the Advisors' Inner Circle Fund and the LSV Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:      1-888-FUND-LSV (1-888-386-3578)

BY MAIL:           LSV Funds
                   P.O. Box 219009
                   Kansas City, Missouri 64121-9009

BY INTERNET:       www.lsvasset.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-06400.


                                                                 LSV-PS-006-0300

                      STATEMENT OF ADDITIONAL INFORMATION


                             LSV VALUE EQUITY FUND
                          (INSTITUTIONAL CLASS: LSVEX)
                            (INVESTOR CLASS: LVAEX)

                       LSV CONSERVATIVE VALUE EQUITY FUND
                          (INSTITUTIONAL CLASS: LSVVX)
                            (INVESTOR CLASS: LVAVX)

                            LSV SMALL CAP VALUE FUND
                          (INSTITUTIONAL CLASS: LSVQX)
                            (INVESTOR CLASS: LVAQX)


               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                 JUNE 10, 2014


                              INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the LSV Value Equity Fund, the LSV Conservative Value Equity Fund and the LSV Small Cap Value Fund (each, a "Fund," and collectively, the "Funds"). This SAI is incorporated by reference and should be read in conjunction with each Fund's prospectus dated June 10, 2014 (each a "Prospectus," and together the "Prospectuses"). Capitalized terms not defined herein are defined in the prospectus. The financial statements for the Funds, including the notes thereto and the reports of Ernst & Young LLP thereon, as contained in the 2013 Annual Reports to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2013 Annual Reports to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' Prospectuses or Annual Reports, free of charge, by writing to the Funds at LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or calling the Funds at 1-888-FUND-LSV.

                               TABLE OF CONTENTS


                                                                        PAGE

THE TRUST .............................................................. S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ........ S-1
DESCRIPTION OF PERMITTED INVESTMENTS ................................... S-2
INVESTMENT LIMITATIONS ................................................. S-10
THE ADVISER ............................................................ S-13
PORTFOLIO MANAGERS ..................................................... S-15
THE ADMINISTRATOR ...................................................... S-16
THE DISTRIBUTOR ........................................................ S-17
PAYMENTS TO FINANCIAL INTERMEDIARIES ................................... S-17
THE TRANSFER AGENT ..................................................... S-18
THE CUSTODIAN .......................................................... S-18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .......................... S-18
LEGAL COUNSEL .......................................................... S-18
TRUSTEES AND OFFICERS OF THE TRUST ..................................... S-18
PURCHASING AND REDEEMING SHARES ........................................ S-27
DETERMINATION OF NET ASSET VALUE ....................................... S-27
TAXES .................................................................. S-28
FUND TRANSACTIONS ...................................................... S-33
PORTFOLIO HOLDINGS ..................................................... S-35
DESCRIPTION OF SHARES .................................................. S-36
SHAREHOLDER LIABILITY .................................................. S-37
LIMITATION OF TRUSTEES' LIABILITY ...................................... S-37
PROXY VOTING ........................................................... S-37
CODES OF ETHICS ........................................................ S-37
5% AND 25% SHAREHOLDERS ................................................ S-37
APPENDIX A -- DESCRIPTION OF RATINGS ................................... A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ..................... B-1



June 10, 2014                                                   LSV-SX-002-1700

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the LSV Value Equity Fund, the LSV Conservative Value Equity Fund and the LSV Small Cap Value Fund in Institutional Class Shares and Investor Class Shares. The different classes provide for variations in certain distribution expenses and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see "The Distributor" section in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES


Each Fund's investment objectives and principal investment strategies are described in the Prospectuses. The following information supplements, and should be read in conjunction with, the Prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.


Each Fund seeks long-term growth of capital. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that a Fund will be able to achieve its investment objective. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Although each Fund will normally be as fully invested as practicable in equity securities, including warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks, a portion of a Fund's assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities either are debt securities rated in one of the four highest rating categories ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or that the Funds' investment adviser, LSV Asset Management ("LSV" or the "Adviser"), determines are of comparable quality. Each Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, each Fund may lend securities that it owns as well as invest in repurchase agreements.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by its stated investment policies, including those stated below.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over- the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor's Ratings Service ("S&P") or Moody's Investor Service ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).


Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the

Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.


On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their non-matured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with financial institutions in order to increase their income. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under
Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or their agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by each Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

EXCHANGE-TRADED FUNDS ("ETFS"). Each Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available,
Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.


Pursuant to orders issued by the U.S. Securities and Exchange Commission ("SEC") to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.


SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.


By lending their securities, the Funds may increase their income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Funds to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Funds' ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the CFTC, a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term "commodity pool operator" ("CPO") under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.


An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made;

generally contracts are closed out prior to the expiration date of the contract.


When the Funds purchase or sell a futures contract, or sell an option thereon, the Funds are required to "cover" their position in order to limit leveraging and related risks. With respect to futures contracts that are contractually required to "cash settle," the Funds may cover their position by maintaining with their custodian bank (and marking-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract, rather than the notional value of the contract, or otherwise "cover" their position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which each Fund may undertake and on the potential increase in the speculative character of the Funds' outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Funds arising from such investment activities. However, by segregating assets in an amount equal to the net obligation rather than the notional amount of cash settled futures, the Funds will have the ability to employ leverage to a greater extent than if they set aside cash or other liquid securities equal to the notional amount of the contract, which may increase the risk associated with such transactions.


The Funds may also cover their long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Funds will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover their long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Funds may cover their short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Funds may cover their sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Funds may also cover their sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Funds may cover their sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover their sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by each Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase their market exposure.

OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be

"covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking a Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations" in the SAI.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Funds may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.


The Funds may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefore. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Funds may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.


The Funds may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Adviser determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including:
(1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with a Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES. As is consistent with a Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objective of each Fund, the following are fundamental policies of each Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

The LSV Value Equity Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.   Acquire more than 10% of the voting securities of any one issuer.

4.   Invest in companies for the purpose of exercising control.

5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box. "

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.


The LSV Conservative Value Equity Fund and LSV Small Cap Value Fund may not:


1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Funds are non-fundamental and may be changed by the Board without shareholder approval:

1. Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. Each of the LSV Conservative Value Equity Fund and LSV Small Cap Value Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.   Each of the LSV Conservative Value Equity Fund and LSV Small Cap Value
     Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts ("REITs")), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Under normal circumstances, each of the LSV Value Equity and LSV Conservative Value Equity Funds shall invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.

5. Under normal circumstances, the LSV Small Cap Value Fund shall invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.


SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER


GENERAL. LSV Asset Management is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 1994 as a Delaware general partnership to provide active, quantitative value equity management through the application of proprietary models. LSV's general partners include officers and employees of LSV who collectively own a majority of LSV, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of April 30, 2014, the Adviser had approximately $84.3 billion in assets under management. LSV's principal business address is 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 15, 1999 (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties under the Advisory Agreement.


After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

--------------------------------------------------------------------------------
FUND                                                   ADVISORY FEE RATE
--------------------------------------------------------------------------------
LSV Value Equity Fund                                       0.55%
--------------------------------------------------------------------------------
LSV Conservative Value Equity Fund                          0.38%
--------------------------------------------------------------------------------
LSV Small Cap Value Fund                                    0.70%
--------------------------------------------------------------------------------

The Adviser has contractually agreed to waive fees and reimburse certain expenses of the following Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding certain levels as set forth below until February 29, 2016. The fee waivers may be renewed by the Adviser on an annual basis. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2016.

--------------------------------------------------------------------------------
FUND                                    CLASS                      EXPENSE LIMIT
--------------------------------------------------------------------------------
LSV Conservative Value Equity Fund      Investor Class                0.60%
                                        ----------------------------------------
                                        Institutional Class           0.35%
--------------------------------------------------------------------------------
LSV Small Cap Value Fund                Investor Class                1.10%
                                        ----------------------------------------
                                        Institutional Class           0.85%
--------------------------------------------------------------------------------


For the fiscal years ended October 31, 2011, 2012 and 2013, the Funds paid the Adviser the following advisory fees:


------------------------------------------------------------------------------------------------------------------------------
                        CONTRACTUAL FEES PAID             FEES WAIVED BY ADVISER         TOTAL FEES PAID (AFTER WAIVERS)
               ---------------------------------------------------------------------------------------------------------------
FUND               2011          2012        2013       2011       2012        2013        2011         2012         2013
------------------------------------------------------------------------------------------------------------------------------
Value Equity
Fund           $10,080,955   $6,481,705   $6,327,981     $0         $0         $0       $10,080,955   $6,481,705   $6,327,981
------------------------------------------------------------------------------------------------------------------------------
Conservative
Value Equity
Fund             $715,801     $558,834     $529,377   $282,136   $257,622    $239,338     $433,665     $301,212     $290,039
------------------------------------------------------------------------------------------------------------------------------
Small Cap
Value Fund         N/A(1)      N/A(1)     $87,765(2)    N/A(1)      N/A(1)  $67,603(2)      N/A(1)      N/A(1)     $20,162(2)
------------------------------------------------------------------------------------------------------------------------------


(1)  Not in operation during the period.

(2) Represents the period from February 28, 2013 (commencement of Fund operations) to October 31, 2013.


INVESTMENT MANAGEMENT PERSONNEL OF THE ADVISER. Messrs. Lakonishok, Vermeulen, Mansharamani, Sleight, Lakonishok and Karceski have developed proprietary computer models based on their research of investor behavior and the performance of contrarian investment strategies. The portfolio decision making process is quantitative and driven by (i) a proprietary computer model which ranks securities based on fundamental measures of value, indicators of recent improved performance and volatility, and (ii) a risk control process that controls for residual benchmark risk. Refinements to the model are made as suggested by advances in the Adviser's research and these refinements are generally incremental in nature. The Adviser may modify the investment model used to manage the Funds at any time without notice.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of each Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the portfolio managers for their management of the Funds. The portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of the Adviser and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

-------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF FUND                AGGREGATE DOLLAR RANGE OF
NAME                            SHARES (FUND)                     FUND SHARES (ALL FUNDS)
-------------------------------------------------------------------------------------------
Josef Lakonishok      Over $1 million (LSV Value Equity Fund)        Over $1 million(1)
-------------------------------------------------------------------------------------------
Menno Vermeulen                       None(1)                             None(1)
-------------------------------------------------------------------------------------------
Puneet Mansharamani                   None(1)                             None(1)
-------------------------------------------------------------------------------------------
Greg Sleight                          None(2)                             None(2)
-------------------------------------------------------------------------------------------
Guy Lakonishok                        None(2)                             None(2)
-------------------------------------------------------------------------------------------


(1)    Valuation date is October 31, 2013.
(2)    Valuation date is April 30, 2014.

OTHER ACCOUNTS. In addition to the LSV Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Unless otherwise stated, the information below is provided as of October 31, 2013.

-----------------------------------------------------------------------------------------------------
                       REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                              COMPANIES                  VEHICLES                OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------
                       NUMBER                     NUMBER                      NUMBER
                         OF      TOTAL ASSETS       OF       TOTAL ASSETS       OF      TOTAL ASSETS
NAME                  ACCOUNTS   (IN BILLIONS)   ACCOUNTS    (IN BILLIONS)   ACCOUNTS   (IN BILLIONS)
-----------------------------------------------------------------------------------------------------
Josef Lakonishok         25          $9.58          45(1)        $13.50       407(2)       $55.34
-----------------------------------------------------------------------------------------------------
Menno Vermeulen          25          $9.58          45(1)        $13.50       407(2)       $55.34
-----------------------------------------------------------------------------------------------------
Puneet Mansharamani      25          $9.58          45(1)        $13.50       407(2)       $55.34
-----------------------------------------------------------------------------------------------------
Greg Sleight(3)           0             $0           0               $0         0              $0
-----------------------------------------------------------------------------------------------------
Guy Lakonishok(3)         0             $0           0               $0         0              $0
-----------------------------------------------------------------------------------------------------

(1) Includes 6 accounts with aggregated assets under management of $638 million that are subject to performance-based advisory fees.

(2) Includes 36 accounts with aggregated assets under management of $9.56 billion that are subject to performance-based advisory fees.

(3)  Information is provided as of April 30, 2014.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of each Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Funds and other accounts without a performance-based fee, and accounts in which employees may be invested. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement for the Funds, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate that is detailed below in the following schedule:

--------------------------------------------------------------------------------
    FEE (AS A PERCENTAGE OF AGGREGATE
          AVERAGE ANNUAL ASSETS)             LSV FUNDS' AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
                  0.075%(1)                         First $1 billion
--------------------------------------------------------------------------------
                  0.07%(1)                     $1 billion - $1.5 billion
--------------------------------------------------------------------------------
                  0.04%                        $1.5 billion - $3 billion
--------------------------------------------------------------------------------
                  0.035%                            Over $3 billion
--------------------------------------------------------------------------------

(1) Prior to June 10, 2014, the fee, as a percentage of aggregate average annual assets, was 0.07% for the first $1 billion of the LSV Funds' average daily net assets and 0.06% for the LSV Funds' average daily net assets from $1 billion to $1.5 billion.

There is a minimum annual fee of $1,000,000 for the LSV Funds. The minimum annual fee shall be increased by $100,000 for each additional domestic equity fund and by $25,000 for each additional class of a fund. Prior to June 10, 2014, the minimum annual fee for the LSV Funds was $550,000. Due to these minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels.

For the fiscal years ended October 31, 2011, 2012 and 2013, the Funds paid the Administrator the following fees:


--------------------------------------------------------------------------------
                                          ADMINISTRATION FEES PAID
                                  ----------------------------------------------
FUND                                  2011           2012            2013
--------------------------------------------------------------------------------
Value Equity Fund                 $1,086,449      $790,326        $778,076
--------------------------------------------------------------------------------
Conservative Value Equity Fund     $111,590        $98,593         $94,221
--------------------------------------------------------------------------------
Small Cap Value Fund                 N/A(1)         N/A(1)        $8,431(2)
--------------------------------------------------------------------------------


(1)   Not in operation during the period.

(2) Represents the period from February 28, 2013 (commencement of Fund operations) to October 31, 2013.

THE DISTRIBUTOR


GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Investor Class Shares of the Funds pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Investor Class Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser makes payments from its own resources and not from Fund assets to unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments are made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

Revenue sharing payments are based on the number of the intermediary's accounts holding shares of a Fund. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their reports with respect thereto, and are incorporated by reference in reliance on the authority of their reports as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-today management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher               Chairman of the           SEI employee 1974 to          Current Directorships: Trustee of
(Born: 1946)                Board of Trustees(1)      present; currently            The Advisors' Inner Circle Fund II,
                            (since 1991)              performs various              Bishop Street Funds, SEI Daily
                                                      services on behalf of         Income Trust, SEI Institutional
                                                      SEI Investments for           International Trust, SEI Institutional
                                                      which Mr. Nesher is           Investments Trust, SEI Institutional
                                                      compensated.                  Managed Trust, SEI Liquid Asset
                                                      President and Director        Trust, SEI Asset Allocation Trust,
                                                      of SEI Structured             SEI Tax Exempt Trust, Adviser
                                                      Credit Fund, LP.              Managed Trust, New Covenant
                                                      President and Chief           Funds, SEI Insurance Products Trust
                                                      Executive Officer of          and The KP Funds. Director of SEI
                                                      SEI Alpha Strategy            Global Master Fund plc, SEI Global
                                                      Portfolios, LP, June          Assets Fund plc, SEI Global
                                                      2007 to September             Investments Fund plc, SEI
                                                      2013. President and           Investments--Global Funds
                                                      Director of SEI               Services, Limited, SEI Investments
                                                      Opportunity Fund,             Global, Limited, SEI Investments
                                                      L.P. to 2010.                 (Europe) Ltd., SEI Investments--
                                                                                    Unit Trust Management (UK)
                                                                                    Limited, SEI Multi-Strategy Funds
                                                                                    PLC and SEI Global Nominee Ltd.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran            Trustee(1)                Self-Employed                 Current Directorships: Trustee of
(Born: 1940)                (since 1991)              Consultant since 2003.        The Advisors' Inner Circle Fund II,
                                                      Partner at Morgan,            Bishop Street Funds, SEI Daily
                                                      Lewis & Bockius LLP           Income Trust, SEI Institutional
                                                      (law firm) from  1976         International Trust, SEI Institutional
                                                      to 2003. Counsel to the       Investments Trust, SEI Institutional
                                                      Trust, SEI Investments,       Managed Trust, SEI Liquid Asset
                                                      SIMC, the                     Trust, SEI Asset Allocation Trust,
                                                      Administrator and the         SEI Tax Exempt Trust, Adviser
                                                      Distributor.                  Managed Trust, New Covenant
                                                                                    Funds, SEI Insurance Products Trust
                                                                                    and The KP Funds. Director of SEI
                                                                                    Investments (Europe), Limited, SEI
                                                                                    Investments--Global       Funds
                                                                                    Services, Limited, SEI Investments
                                                                                    Global, Limited, SEI Investments
                                                                                    (Asia), Limited, SEI Global Nominee Ltd.
                                                                                    and SEI Investments -- Unit Trust
                                                                                    Management (UK) Limited. Director
                                                                                    of the Distributor since 2003.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                Trustee                   Retired. Chief                Current Directorships: Trustee of
(Born: 1944)                (since 2008)              Executive Officer,            The Advisors' Inner Circle Fund II,
                                                      Office of Finance,            Bishop Street Funds and The KP
                                                      Federal Home Loan             Funds. Director of Federal Home
                                                      Banks, from 1992 to           Loan Banks of Pittsburgh, Manna,
                                                      2007.                         Inc. (non-profit developer of
                                                                                    affordable housing for ownership)
                                                                                    and Meals on Wheels,
                                                                                    Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.       Trustee                   Self Employed                 Current Directorships: Trustee of
(Born: 1952)                (since 2011)              Consultant since              The Advisors' Inner Circle Fund II,
                                                      January 2012. Director        Bishop Street Funds and The KP
                                                      of Endowments and             Funds. Director of The Korea Fund,
                                                      Foundations,                  Inc.
                                                      Morningstar
                                                      Investment
                                                      Management,
                                                      Morningstar, Inc.,
                                                      February 2010 to May
                                                      2011. Director of
                                                      International
                                                      Consulting and Chief
                                                      Executive Officer of
                                                      Morningstar
                                                      Associates  Europe
                                                      Limited, Morningstar,
                                                      Inc., May 2007 to
                                                      February 2010.
                                                      Country Manager --
                                                      Morningstar UK
                                                      Limited, Morningstar,
                                                      Inc., June 2005 to May
                                                      2007.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee                   Retired. Private              Current Directorships: Trustee of
(Born: 1942)                (since 2005)              Investor since 1994.          The Advisors' Inner Circle Fund II,
                                                                                    Bishop Street Funds, SEI Asset
                                                                                    Allocation Trust, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Tax Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Director of Federal
                                                                                    Agricultural Mortgage Corporation
                                                                                    (Farmer Mac) since 1997.

                                                                                    Former Directorships: Director of
                                                                                    SEI Alpha Strategy Portfolios, LP to
                                                                                    2013.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian          Trustee                   Vice President,               Current Directorships: Trustee of
(Born: 1943)                (since 2005)              Compliance, AARP              The Advisors' Inner Circle Fund II,
                                                      Financial Inc., from          Bishop Street Funds and The KP
                                                      2008 to 2010. Self-           Funds.
                                                      Employed Legal and
                                                      Financial Services
                                                      Consultant since 2003.
                                                      Counsel (in-house) for
                                                      State Street Bank from
                                                      1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                 Trustee                   Global Head of Asset          Current Directorships: Trustee of
(Born: 1956)                (since 2011)              Allocation, Manulife          The Advisors' Inner Circle Fund II,
                                                      Asset Management              Bishop Street Funds and The KP
                                                      (subsidiary of                Funds.
                                                      Manulife Financial),
                                                      June 2010 to May
                                                      2011. Executive Vice
                                                      President -- Investment
                                                      Management Services,
                                                      John Hancock
                                                      Financial Services
                                                      (subsidiary of
                                                      Manulife Financial),
                                                      June 2003 to June
                                                      2010.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                            POSITION WITH            OCCUPATIONS                   OTHER DIRECTORSHIPS HELD IN THE
NAME AND YEAR OF BIRTH      TRUST                    IN THE PAST 5 YEARS           PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.     Trustee                   Retired since January         Current Directorships:   Trustee/
(Born: 1942)                (since 1999)              2012. Self-employed           Director of State Street Navigator
                            Lead Independent          Consultant, Newfound          Securities Lending Trust, The
                            Trustee                   Consultants Inc., April       Advisors' Inner Circle Fund II,
                                                      1997 to December              Bishop Street Funds, SEI Structured
                                                      2011.                         Credit Fund, LP, SEI Daily Income
                                                                                    Trust, SEI Institutional International
                                                                                    Trust, SEI Institutional Investments
                                                                                    Trust, SEI Institutional Managed
                                                                                    Trust, SEI Liquid Asset Trust, SEI
                                                                                    Asset Allocation Trust, SEI Tax
                                                                                    Exempt Trust, Adviser Managed
                                                                                    Trust, New Covenant Funds, SEI
                                                                                    Insurance Products Trust and The
                                                                                    KP Funds. Member of the
                                                                                    independent review committee for
                                                                                    SEI's Canadian-registered mutual
                                                                                    funds.

                                                                                    Former Directorships: Director of
                                                                                    SEI Opportunity Fund, L.P. to 2010.
                                                                                    Director of SEI Alpha Strategy
                                                                                    Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------

(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met forty-two (42) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

-------------------------------------------------------------------------------------
                       DOLLAR RANGE OF FUND        AGGREGATE DOLLAR RANGE OF SHARES
NAME                     SHARES (FUND)(1)        (ALL FUNDS IN THE FUND COMPLEX)(1,2)
-------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------
Doran                          None                             None
-------------------------------------------------------------------------------------
Nesher                         None                             None
-------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------
Darr                           None                             None
-------------------------------------------------------------------------------------
Grause                         None                             None
-------------------------------------------------------------------------------------
Johnson                        None                        Over $100,000
-------------------------------------------------------------------------------------
Krikorian                      None                             None
-------------------------------------------------------------------------------------
Speca                          None                             None
-------------------------------------------------------------------------------------
Sullivan                       None                             None
-------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2013.

(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Funds' most recently completed fiscal year.

-----------------------------------------------------------------------------------------------------
                                PENSION OR
                                RETIREMENT           ESTIMATED
               AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS
             COMPENSATION     AS PART OF FUND          UPON           TOTAL COMPENSATION FROM THE
NAME         FROM THE TRUST      EXPENSES           RETIREMENT        TRUST AND FUND COMPLEX(1)
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------
Doran             $0               N/A                 N/A            $0 for service on one (1) board
-----------------------------------------------------------------------------------------------------
Nesher            $0               N/A                 N/A            $0 for service on one (1) board
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------
Darr           $73,812             N/A                 N/A            $73,812 for service on one (1)
                                                                        board
-----------------------------------------------------------------------------------------------------
Grause         $73,812             N/A                 N/A            $73,812 for service on one (1)
                                                                        board
-----------------------------------------------------------------------------------------------------
Johnson        $73,812             N/A                 N/A            $73,812 for service on one (1)
                                                                        board
-----------------------------------------------------------------------------------------------------
Krikorian      $73,812             N/A                 N/A            $73,812 for service on one (1)
                                                                        board
-----------------------------------------------------------------------------------------------------
Speca          $73,812             N/A                 N/A            $73,812 for service on one (1)
                                                                        board
-----------------------------------------------------------------------------------------------------
Sullivan       $73,812             N/A                 N/A            $73,812 for service on one (1)
                                                                        board
-----------------------------------------------------------------------------------------------------

(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.



-------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR       POSITION WITH TRUST                        PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH
-------------------------------------------------------------------------------------------------------------------------
Michael Beattie     President                                  Director of Client Service, SEI Investments Company,
(Born: 1965)        (since 2011)                               since 2004.
-------------------------------------------------------------------------------------------------------------------------
James F. Volk        Treasurer, Controller and                 Chief Accounting Officer and Chief Compliance Officer of
(Born: 1962)         Chief Financial Officer                   SEI Investment Manager Services since 2004.
                     (since 2014)
-------------------------------------------------------------------------------------------------------------------------
Russell Emery       Chief Compliance Officer                   Chief Compliance Officer of SEI Structured Credit Fund,
(Born: 1962)        (since 2006)                               LP since June 2007. Chief Compliance Officer of SEI
                                                               Alpha Strategy Portfolios, LP from June 2007 to
                                                               September 2013. Chief Compliance Officer of The
                                                               Advisors' Inner Circle Fund II, Bishop Street Funds, SEI
                                                               Institutional Managed Trust, SEI Asset Allocation Trust,
                                                               SEI Institutional International Trust, SEI Institutional
                                                               Investments Trust, SEI Daily Income Trust, SEI Liquid
                                                               Asset Trust, SEI Tax Exempt Trust, Adviser Managed
                                                               Trust, New Covenant Funds, SEI Insurance Products
                                                               Trust and The KP Funds. Chief Compliance Officer of
                                                               SEI Opportunity Fund, L.P. until 2010. Director of
                                                               Investment Product Management and Development, SEI
                                                               Investments, since February 2003; Senior Investment
                                                               Analyst -- Equity Team, SEI Investments, from March
                                                               2000 to February 2003.
-------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker      Vice President and Assistant Secretary     Attorney, SEI Investments Company (2012-present).
(Born: 1978)        (since 2013)                               Associate Counsel and Compliance Officer, The
                                                               Glenmede Trust Company, N.A. (2011-2012). Associate,
                                                               Drinker Biddle & Reath LLP (2006-2011).
-------------------------------------------------------------------------------------------------------------------------
Dianne M.           Vice President and Secretary               Counsel at SEI Investments since 2010. Associate at
Descoteaux          (since 2011)                               Morgan, Lewis & Bockius LLP from 2006 to 2010.
(Born: 1977)
-------------------------------------------------------------------------------------------------------------------------
John Munch          Vice President and Assistant Secretary     Attorney, SEI Investments Company, since 2001. General
(Born: 1971)        (since 2012)                               Counsel, SEI Investments Distribution Co., since 2004.
-------------------------------------------------------------------------------------------------------------------------
Edward McCusker     Privacy Officer                            Compliance Manager of SEI Investments Company,
(Born: 1983)        (since 2013)                               May 2011 -- April 2013. Project Manager and AML
                                                               Operations Lead of SEI Private Trust Company,
                    AML Officer                                September 2010 -- May 2011. Private Banking Client
                    (since 2013)                               Service Professional of SEI Private Banking and Trust,
                                                               September 2008 -- September 2010.
-------------------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in each Fund's Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.


The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Funds intend to qualify and elect to be treated as a Regulated Investment Company ("RIC"). By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, that Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, their shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over by a Fund indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Funds to distribute at least 90% of their annual investment company income and does not require any minimum distribution of net capital gain, the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of each Fund's ordinary income for that year and 98.2% of each Fund's capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate each Funds investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds designate the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Funds' net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in such Fund. The Funds will report annually to their shareholders the federal tax status of all distributions made by the Funds.

Each Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Funds' distributions exceed their taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES, EXCHANGES OR REDEMPTIONS.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to report only the gross proceeds from the sale of Fund shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).


TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMIC"s), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or
(iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.


NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

FUND TRANSACTIONS


BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


For the fiscal years October 31, 2011, 2012 and 2013, the Funds paid the following aggregate brokerage commissions on portfolio transactions:



--------------------------------------------------------------------------------
                                          AGGREGATE DOLLAR AMOUNT OF
                                          BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------
FUND                                    2011          2012          2013
--------------------------------------------------------------------------------
Value Equity Fund                     $297,749      $213,528       $73,943
--------------------------------------------------------------------------------
Conservative Value Equity Fund        $25,546        $21,998       $8,547
--------------------------------------------------------------------------------
Small Cap Value Fund                   N/A(1)         N/A(1)      $8,134(2)
--------------------------------------------------------------------------------


(1)  Not in operation during the period.

(2) Represents the period from February 28, 2013 (commencement of Fund operations) to October 31, 2013.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.


In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal year ended October 31, 2013, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2011, 2012 and 2013, the Funds did not pay brokerage commissions to affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal year. During the fiscal year ended October 31, 2013, the Funds (except for the LSV Small Cap Value Fund) held the following securities of "regular brokers and dealers:"


-----------------------------------------------------------------------------------------------
                                                                               DOLLAR AMOUNT AT
                                                                               FISCAL YEAR END
FUND                                  NAME OF ISSUER       TYPE OF SECURITY         (000)
-----------------------------------------------------------------------------------------------
                                      Citigroup, Inc            Equity             $20,858
                                     ----------------------------------------------------------
                                      Morgan Stanley            Equity              $4,456
                                     ----------------------------------------------------------
LSV Value Equity Fund                 Morgan Stanley             Debt              $12,160
                                     ----------------------------------------------------------
                                      JP Morgan Chase           Equity             $32,774
                                     ----------------------------------------------------------
                                       Goldman Sachs            Equity             $13,368
-----------------------------------------------------------------------------------------------
                                      Citigroup, Inc            Equity             $3,029
                                     ----------------------------------------------------------
                                      Morgan Stanley            Equity              $532
                                     ----------------------------------------------------------
LSV Conservative Value Equity Fund    Morgan Stanley             Debt              $1,083
                                     ----------------------------------------------------------
                                      JP Morgan Chase           Equity             $3,515
                                     ----------------------------------------------------------
                                      Goldman Sachs             Equity             $1,657
-----------------------------------------------------------------------------------------------


The LSV Small Cap Value Fund did not hold any securities of their "regular brokers and dealers."


PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.


For the fiscal years ended October 31, 2012 and 2013, the portfolio turnover rates for each Fund were as follows:

--------------------------------------------------------------------------------
                                            PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
FUND                                     2012                 2013
--------------------------------------------------------------------------------
Value Equity Fund                         10%                  13%
--------------------------------------------------------------------------------
Conservative Value Equity Fund            12%                  15%
--------------------------------------------------------------------------------
Small Cap Value Fund                     N/A(1)               31%(2)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 28, 2013 (commencement of Fund operations) to October 31, 2013.

PORTFOLIO HOLDINGS


The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of the Funds' portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of each of the Fund's shareholders, and include procedures to address conflicts between the interests of each Fund's shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Funds will disclose a complete or summary schedule of investments (which includes the Funds' 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Funds' net asset value ("Summary Schedule")) in their Semi-Annual and Annual Reports which are distributed to each Fund's shareholders. The Funds' complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters, will be available in shareholder reports filed with the SEC on Form N-CSR.


Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to each Fund's shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should the Funds include only a Summary Schedule rather than a complete schedule of investments in their Semi-Annual and Annual Reports, their Form N-CSR will be available without charge, upon request, by calling 1-888-FUND-LSV.


The Adviser's website, at www.lsvasset.com, also provides information about the Funds' complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (I.E., each March 31, June 30, September 30, and December 31). This information on the website is provided within 15 business days at the end of each calendar quarter. The information on the Adviser's website is publicly available to all categories of persons. The Adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics.


The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals.

The Adviser currently has arrangements to provide non-public portfolio holdings information to Marco Consulting Group. The Adviser reports the complete portfolio (including security name, ticker, cusip, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings, on a monthly basis, with a three-day lag. The portfolio holdings are used to create 1) a quarterly profile to educate clients and 2) to conduct quarterly due diligence on the Funds. This information is considered confidential and will not be distributed to the public. The Funds believe these disclosures serve a legitimate business purpose. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.


The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Funds for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Funds' shares are fully paid and non-assessable.


SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.


The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-888-FUND-LSV and (ii) on the SEC's website at http://www.sec.gov.


CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1 (each a "Code of Ethics" and together the "Codes of Ethics"). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by a Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of June 3, 2014, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

---------------------------------------------------------------------------------------------------
LSV VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------
NAME AND ADDRESS                        NUMBER OF SHARES      CLASS OF SHARES      % OF FUND
---------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC REINVEST        16,238,011.4620       Institutional        26.97 %
ACCOUNT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
---------------------------------------------------------------------------------------------------
FIDELITY INVESTMENTS INSTITUTIONAL      7,697,105.5270        Institutional        12.78 %
OPERATIONS CO INC (FLLOC)
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1999
---------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC         6,915,476.8960        Institutional        11.49 %
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS ATTN MUTUAL FUNDS
DEPARTEMENT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
---------------------------------------------------------------------------------------------------
THE NORTHERN TRUST COMPANY CUST         3,216,628.6480        Institutional        5.34 %
CENTERPOINT ENERGY DV
PO BOX 92994
CHICAGO IL 60675-2994
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
LSV CONSERVATIVE VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------
NAME AND ADDRESS                        NUMBER OF SHARES      CLASS OF SHARES      % OF FUND
---------------------------------------------------------------------------------------------------
PRUDENTIAL BANK & TRUST
80 LIVINGSTON AVE
ROSELAND NJ  07068-1753                 4,537,161.4510        Institutional        84.39 %
---------------------------------------------------------------------------------------------------
FAGER & CO
3035 SW TOPEKA BLVD
TOPEKA KS 66611-2122                      468,636.2340        Institutional         8.72 %
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
LSV SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------
NAME AND ADDRESS                        NUMBER OF SHARES      CLASS OF SHARES      % OF FUND
---------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                 1,292,294.0990        Institutional        50.15 %
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
---------------------------------------------------------------------------------------------------
MAC & CO                                891,990.8170          Institutional        34.62 %
ATTN MUTUAL FUND OPERATIONS
PO BOX 3198
525 WILLIAM PENN PL
PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------
MAC & CO                                238,039.2080          Institutional        9.24 %
ATTN MUTUAL FUND OPERATIONS
PO BOX 3198
525 WILLIAM PENN PL
PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------


                                  APPENDIX A
                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATING SCALE

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o    Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C 'Exceptionally high levels of credit risk. C' ratings indicate exceptionally high levels of credit risk.


NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

               APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

                              LSV ASSET MANAGEMENT

                            PROXY VOTING PROCEDURES

LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Glass Lewis & Co. ("GLC"). GLC will implement LSV's proxy voting process, cast all votes on LSV's behalf in accordance with LSV's proxy voting guidelines (unless otherwise instructed by LSV), provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of GLC is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

RECORDKEEPING. In accordance with the recordkeeping rules, LSV will retain:

    (i)  Copies of its proxy voting policies and procedures.

    (ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

   (iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

    (iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

    (v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

    (vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.






















                                      B-2